Exhibit 99-2

Second Quarter Fiscal 2021 Earnings Supplementary Information August 2021

A MULTI - DIMENSIONAL SPORTS & ENTERTAINMENT COMPANY What We Are Fantasy Sports eGaming Sports Betting THEMED, EXPERIENTIAL DESTINATION ASSETS Themed Attractions Hospitality Live Entertainment MEDIA Original Content High - Profile Partnerships Sponsorships GAMING 2 2

CREATING A MULTI - DIMENSIONAL ENTERTAINMENT & MEDIA COMPANY Present & Future Revenue Streams Destination - Based/Physical Assets Offsite & Non - Physical Assets Synergistic Revenue Enhancement Stadium Waterpark Hotels Play - action Plaza & Retail Youth Sports Centers for Excellence & Performance Sports Betting & Fantasy Sports Sponsorships & Media 3

Key Plays

KEY EVENTS ACHIEVED IN SECOND QUARTER

HALL OF FAME RESORT & ENTERTAINMENT CO.

June
Complete $15M Series B Preferred Stock Offering

June
Membership into the Russell 2000 and Russell 3000 indices


CAPTURE THE FLAG

HALL OF FAME VILLAGE powered by Johnson Controls

April
Extend agreement with PepsiCo Beverage North America

May
Announce 3-year partnership with American Standard

June
Recognized with 2020 Hilton Legacy Award


HALL OF FAME VILLAGE
Johnson Controls
Welcoming Our New Partner!
American Standard



HALL OF FAME VILLAGE MEDIA

April
Announce first NFT offerings will be of Tim Brown, Doak Walker, and Earl Campbell

May
Launch first NFT featuring Tim Brown on OpenSea

May
Collaborate with Tupelo Honey to Product World Chase Tag 2021 Championships





HOFL

May
Launch The HOFL podcast

June
Announce Hall of Fame Running Back Terrell Davis will serve as First Commissioner of HOFL


HOFL

ATLANTA HOT WINGS
PHILADELPHIA POWDERKEGS
BOSTON BARFLIES
POCKET KINGS
NEW YORK BODEGA CATS
TEXAS Y'ALLERS
LOS ANGELES SIDEKICKS!
CHICAGO GOATS
HOGMOLLIES
SEATTLE HAZE

KEY EVENTS DURING THIRD QUARTER Key Plays 5 August Inaugural HOFL Draft August Enshrinement Weekend September Highway 77 Music Festival Opening of Constellation Center for Excellence Black College Football Hall of Fame Classic July Partner with Venutize to Develop HOFV - Dedicated App; Launch app July Announce Return of the NFL Alumni Academy July Announce Front Office Staff for the HOFL’s Inaugural Season July Host Women’s Football Alliance Championships July Signs Multi - Year Sponsorship Agreement with Hendrickson July Announce Groundbreaking Health Initiatives in Partnership with NFL Alumni Health July Announce Starbucks Will Join Retail Lineup at HOFV August Launch HOFL App July Launch of NFTS for 6 Legendary Athletes On FTX August WCT Championships broadcast on ESPN July Announce Partnership with Esports Entertainment Group as official esports provider for the Village

KEY FINANCIAL RESULTS Financial Results ($ in millions, except per share data) Q2 FY21 Q2 FY20 Revenue $2.4 $1.7 Loss from Operations ($8.7) ($4.1) Adjusted EBITDA ($5.6) ($1.3) Net Income (Loss) $15.5 ($9.7) Net Income (Loss) per share, basic $0.16 ($1.78) Net Income (Loss) per share, diluted $0.00 ($1.78) *See page 10 for EBITDA and Adjusted EBITDA reconciliation. See page 9 for a statement regarding use of non - GAAP financial measu res. 6

ANALYSIS OF EQUITY AND POTENTIAL FULLY DILUTED SHARES Equity Profile Category Amount Notes Common Shares Outstanding 94.9M As of 8/11/21 Series B Warrants 3.9M Remaining warrants not exercised; Exercise price of $1.40; November 2025 expiration Series C Warrants 10.0M Exercise price of $1.40; December 2025 expiration Total Shares Outstanding 1 108.8M As of 8/11/21 Series A Warrants 24.7M 17.4M warrants with exercise price of $11.50, convert to 1.421333 shares; July 2025 expiration Series B Preferred Stock 2 5.4M Converts to common shares 3 years after closing Series D Warrants 2 2.5M Exercise price of $6.90 Pipe Note Convertible 3.1M Conversion price at $6.90 Other 6.3M Includes 4.0M from proposed amendment to 2020 Omnibus Plan set forth in 2021 Proxy Statement Total Fully Diluted Shares 150.8M 1 Current shares outstanding plus in - the - money warrants 2 5.4M shares includes potential of PIK interest at $3.06 per share Note: Figures may not add due to rounding 7

Forward - Looking Statements This presentation, and the accompanying oral presentation, contain “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words and phrases such as “opportunity,” “future,” “will,” “goal,” and “look forward” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements . Important factors, among others, that may affect actual results or outcomes include the inability to recognize the anticipated benefits of the business combination ; costs related to the business combination ; the inability to maintain the listing of the Company’s shares on Nasdaq ; the Company’s ability to manage growth ; the Company’s ability to execute its business plan and meet its projections, including refinancing its existing term loan and obtaining financing to construct plan facilities ; potential litigation involving the Company ; changes in applicable laws or regulations ; general economic and market conditions impacting demand for the Company’s products and services, and in particular economic and market conditions in the resort and entertainment industry ; the potential adverse effects of the ongoing global coronavirus (COVID - 19 ) pandemic on capital markets, general economic conditions, unemployment and the Company’s liquidity, operations and personnel, as well as those risks and uncertainties discussed from time to time in our reports and other public filings with the SEC . The Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . We are unable to reconcile forward - looking projections of adjusted EBITDA to its nearest GAAP measure because the nearest GAAP measure is not accessible on a forward - looking basis . 8

Statement Regarding Use of Non-GAAP Financial Measures

Hall of Fame Resort and Entertainment Company ("HOFV") reports its financial results in accordance with accounting principals generally accepted in the United States ("GAAP") and corresponding metrics as non-GAAP financial measures. The presentation includes references to the following non-GAAP financial measures: EBITDA and adjusted EBITDA. These are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance. Management believes that reporting these non-GAAP financial measures is useful to investors as these measures are representative of the company's performance and provide improve comparability of results. See the attached scheduled for definitions of the non-GAAP financial measures referred to above and corresponding reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures. Non-GAAP financial measures should be viewed as additions to, and not as alternatives for HOFV's results prepared in accordance with GAAP. In additional, the non-GAAP measures HOFV uses may differ from non-GAAP measures used by other companies, and other companies may not define the non-GAAP measures the company uses in the same way.

Additional Information

The following trademarks and corresponding logos are the trademarks of their respective owners: Four Seasons Hotels and Resorts Ltd, The Walt Disney Company, Big Lots!, Inc., The Hershey Company, Abercrombie & Fitch, Stanley Black & Decker, Inc., Pro Football Hall of Fame, SB Nation, FOX, Comcast Sportsnet, Cleveland Cavaliers, Buffalo Bills, Cleveland Browns, The Timken Company, The CW Network, The Women's Football Alliance, Black College Football Hall of Fame, OHSAA, Tupelo Honey, World Chase Tag, Facebook, Instagram, Twitter, Snapchat, NFL Network, CBS All Access, Disney+, HBO Max, Netflix, Hulu, Twitch, Amazon.com, Youtube TV, Dolphin Entertainment, Johnson Controls International PLC, Constellation Energy, Sports Illustrated, 101 Studios, HQ Trivia, NFL Films, American Standard, Robertson Kitchen and Bath Gallery , AVI Food systems, Crestline Hotels & Resorts, Hilton Worldwide Holdings Inc, Republic Services, Inc, Spectra Partnerships, Turner, AECOM Hunt, PMC, Topgolf, Shula's Restaurants, Fiserv,Inc., and PepsiCo,Inc.

NFL Football Teams: New England Patriots, New York Giants, New York Jets, Washington Football Team, Baltimore Ravens, Philadelphia Eagles, Buffalo Bills, Pittsburgh Steelers, Detroit Lions, Cleveland Browns, Cincinnati Bengals, Indianapolis Colts, Chicago Bears, Green Bay Packers, Minnesota Vikings, Kansas City Chiefs, Tennessee Titans, Carolina Panthers, Atlanta Falcons, Jacksonville Jaguars, Tampa Bay Buccaneers, Miami Dolphins, New Orleans Saints, Houston Texans, and Dallas Cowboys

9

Non - GAAP Reconciliation Adjusted EBITDA reconciliation ($ in millions) 3 Months Ended June 30, 2021 3 Months Ended June 30, 2020 Net income (loss) attributable to HOFRE stockholders $15.5 ($9.7) (Benefit from) provision for income taxes - - Interest expense 1.0 2.2 Depreciation expense 3.0 2.7 Amortization of note discounts 1.2 3.4 EBITDA 20.7 (1.3) Change in fair value of warrant liability (26.3) - Adjusted EBITDA ($5.6) ($1.3) 10

11 WHAT WE DO Who We Are As a world - class resort and sports entertainment company, we do what no other company can through our unique brand partnerships and direct access to exclusive content. By doing this, we create exceptional experiences across multiple platforms that honor the past and inspire the future . With this unwavering purpose, we strive to maximize shareholder value and pursue excellence. Honor the Past , Inspire the Future

Inspiring unique and exhilarating sports and entertainment experiences that maximize growth and fan engagement. We create exceptional sports - inspired destination, media, and gaming experiences that uniquely leverage brand partnerships and direct access to exclusive content. VISION MISSION With our connection to sport, we exemplify these values: Inspiration, Teamwork, Respect, Integrity, Excellence VALUES 12

For more information, please contact: Investor Relations (330) - 458 - 9176 Investor.Relations@hofreco.com 2626 Fulton Drive NW Canton, OH 44718 www.ir.hofreco.com